                                                            Exhibit No.EX-99.j.1

                                POWER OF ATTORNEY

     I, Walter E. Auch, Trustee of The UBS Funds, UBS Relationship Funds and SMA
Relationship  Trust  (each a "Trust"),  hereby  constitute  and appoint  Mark F.
Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen
Fleischer,  Bruce G. Leto,  Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts,  any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange  Commission) and any registration  statements of the Trusts on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

   Signature                    Title                              Date

/s/Walter E. Auch               Trustee                       December 14, 2004
Walter E. Auch

                                POWER OF ATTORNEY

     I, Frank K. Reilly, Chairman and Trustee of The UBS Funds, UBS Relationship
Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint
Mark F. Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun,
Stephen  Fleischer,  Bruce G. Leto, Mark A. Sheehan and Jana L.  Cresswell,  and
each of them singly, my true and lawful  attorneys,  with full power to sign for me, in my name and in my  capacity as  Chairman  and Trustee of the Trusts,  any amendments to the current registration statements of the Trusts on Form N-1A (as filed  with  the  Securities  and  Exchange  Commission)  and  any  registration statements of the Trusts on Form N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange  Commission,  and all instruments  necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements,  amendments to such registration statements and other instruments.

Signature                       Title                              Date

/s/Frank K. Reilly             Trustee                       December 14, 2004
Frank K. Reilly

                                POWER OF ATTORNEY

     I, Edward M. Roob, Trustee of The UBS Funds, UBS Relationship Funds and SMA
Relationship  Trust  (each a "Trust"),  hereby  constitute  and appoint  Mark F.
Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen
Fleischer,  Bruce G. Leto,  Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts,  any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange  Commission) and any registration  statements of the Trusts on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature                       Title                              Date

/s/Edward M. Roob              Trustee                       December 14, 2004
Edward M. Roob

                                POWER OF ATTORNEY

     I, Adela Cepeda,  Trustee of The UBS Funds, UBS Relationship  Funds and SMA
Relationship  Trust  (each a "Trust"),  hereby  constitute  and appoint  Mark F.
Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen
Fleischer,  Bruce G. Leto,  Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts,  any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange  Commission) and any registration  statements of the Trusts on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature                       Title                              Date

/s/Adela Cepeda                Trustee                       December 14, 2004
Adela Cepeda

                                POWER OF ATTORNEY

     I, J. Mikesell Thomas, Trustee of The UBS Funds, UBS Relationship Funds and
SMA Relationship  Trust (each a "Trust"),  hereby constitute and appoint Mark F.
Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen
Fleischer,  Bruce G. Leto,  Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts,  any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange  Commission) and any registration  statements of the Trusts on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature                       Title                              Date

/s/J. Mikesell Thomas          Trustee                       December 14, 2004
J. Mikesell Thomas

                                POWER OF ATTORNEY

     I, Joseph T. Malone,  Treasurer and Principal Accounting Officer of The UBS
Funds,  UBS  Relationship  Funds and SMA  Relationship  Trust  (each a "Trust"), hereby constitute and appoint Mark F. Kemper,  Keith A. Weller, James Capezzuto,
Mary Capasso, Michael Calhoun, Stephen Fleischer, Bruce G. Leto, Mark A. Sheehan
and Jana L. Cresswell,  and each of them singly,  my true and lawful  attorneys, with full power to sign for me, in my name and in my capacity as  Treasurer  and
Principal  Accounting  Officer of the  Trusts,  any  amendments  to the  current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange  Commission) and any registration  statements of the Trusts on Form
N-14, or any  amendments  thereto,  to be filed with the Securities and Exchange
Commission,  and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Signature                       Title                              Date

/s/Joseph T. Malone            Treasurer and Principal         December 14, 2004
Joseph T. Malone               Accounting Officer

                                POWER OF ATTORNEY

     I, Joseph A. Varnas, President of The UBS Funds, UBS Relationship Funds and
SMA Relationship  Trust (each a "Trust"),  hereby constitute and appoint Mark F.
Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen
Fleischer,  Bruce G. Leto,  Mark A. Sheehan and Jana L.  Cresswell,  and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my  capacity  as  President  of the Trusts,  any  amendments  to the current  registration  statements  of the Trusts on Form N-1A (as filed with the
Securities  and Exchange  Commission)  and any  registration  statements  of the
Trusts on Form N-14, or any amendments  thereto, to be filed with the Securities
and  Exchange  Commission,   and  all  instruments  necessary  or  desirable  in
connection  therewith,  and hereby  ratify and confirm my signature as it may be signed by said attorneys to these  registration  statements,  amendments to such registration statements and other instruments.

Signature                       Title                              Date

/s/Joseph A. Varnas            President                      December 14, 2004
Joseph A. Varnas